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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) November 1, 2004

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            Ohio                           0-4604                31-0746871
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

  6200 S. Gilmore Road, Fairfield, Ohio                          45014-5141
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (513) 870-2000

________________________________________________________________________________
            (Former name or former address, if changed last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

On November 1, 2004, Cincinnati Financial Corporation entered into (i) an indenture, dated as of November 1, 2004, with The Bank of New York Trust Company, N.A. and (ii) a supplemental indenture, dated as of November 1, 2004, with The Bank of New York Trust Company, N.A. (together, the Indenture).

The Indenture provides for the
issuance of $375,000,000 aggregate principal amount of 6.125% Senior Notes due November 1, 2034 (Notes). Interest is payable on the Notes on each May 1 and November 1 commencing on May 1, 2005. The Notes were issued in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (Securities Act). The notes were sold to qualified institutional buyers in reliance on Rule 144A of the Securities Act.

Cincinnati Financial Corporation may redeem the Notes, at its option, at any time in whole, or from time to time in part, prior to maturity. The redemption price will be equal to the greater of: (i) 100 percent of the principal amount of the Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the redemption date on a semiannual basis at a comparable treasury rate plus 15 basis points, plus in each case, interest accrued but not paid to the date of redemption.

Under the Indenture, an event of default is defined as (i) default for 30 days in payment of any interest on the Notes; (ii) failure to pay principal and premium, if any, when due; (iii) failure to observe or perform any other covenant in the Indenture or Notes (except a covenant or warranty whose breach or default in performance is specifically dealt with in the events in default section), if such failure continues for 30 days after written notice by the trustee or the holders of at least 25 percent in aggregate principal amount of the Notes then outstanding; (iv) uncured or unwaived failure to pay principal of or interest on any other obligation for borrowed money beyond any period of grace if (a) the aggregate principal amount of any such obligation is in excess of $50 million and (b) Cincinnati Financial Corporation is not contesting the default in such payment in good faith by appropriate proceedings; or (v) certain events of bankruptcy, insolvency, receivership or reorganization.

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Under a registration rights agreement to be executed in connection with the offering (Registration Rights Agreement), Cincinnati Financial Corporation will
(i) file a registration statement within 90 days after the issue date of the Notes enabling holders to exchange the Notes for publicly registered notes; (ii) use its reasonable best efforts to cause the registration statement to become or be declared effective within 150 days after the issue date of the Notes; (iii) use its reasonable best efforts to commence the exchange offer within 30 days after the effective date of the registration statement and keep the exchange offer open for a period of not less than 20 days after notice is mailed to holders; (iv) complete the exchange offer no later than the 180th day after the Notes are first issued; and (v) file a shelf registration statement for the resale of the Notes if, under the circumstances specified in the registration rights agreement, Cincinnati Financial Corporation is unable to effect the exchange offer discussed above. The interest rate of the Notes will increase if Cincinnati Financial Corporation does not comply with certain obligations under the registration rights agreement.

The above descriptions of the Indenture and Registration Rights Agreement do not purport to be a complete statement of the parties' rights and obligations under the Indenture and Registration Rights Agreement and the transactions contemplated by the Indenture and Registration Rights Agreement. The above description is qualified in its entirety by reference to the Indenture and Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, and are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 1, 2004, Cincinnati Financial Corporation issued the attached news release "Cincinnati Financial Corporation Completes Sale of $375 Million of Senior Notes in Rule 144A Offering." The news release is furnished as Exhibit
99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Exhibit 4.1 - Indenture dated as of November 1, 2004 between Cincinnati Financial Corporation and The Bank of New York Trust Company, N.A.

      Exhibit 4.2 - Supplemental Indenture dated as of November 1, 2004, between Cincinnati Financial Corporation and The Bank of New York Trust Company, N.A.

      Exhibit 4.3 - Registration Rights Agreement dated November 1, 2004, between Cincinnati Financial Corporation and J.P. Morgan Securities Inc. and UBS Securities LLC, as representative of the several initial purchasers.

      Exhibit 99.1 - News release dated November 1, 2004, titled "Cincinnati Financial Corporation Completes Sale of $375 Million of Senior Notes in Rule 144A Offering."

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CINCINNATI FINANCIAL CORPORATION

Date: November 2, 2004

                                            /s/ Kenneth W. Stecher
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                                            Kenneth W. Stecher
                                            Chief Financial Officer, Senior Vice
                                            President, Secretary and Treasurer
                                            (Principal Accounting Officer)